UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2020

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND
(Registrant)
(Exact name of registrant as specified in its charter)
WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND
(Rule 140 Co-Registrant)
(Exact name of registrant as specified in its charter)

Delaware	26-0151234 (Registrant) 26-0151301 (Co-Registrant)
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

c/o WisdomTree Commodity Services, LLC 245 Park Avenue 35 th Floor New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)
001-33908
001-33909
(Commission File Number)
1-866-909-9473
(Registrants’ telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Shares	GCC	NYSE Arca, Inc.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933, as amended, or Rule 12b-2 of the Securities Exchange Act of 1934, as amended.
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act of 1934, as amended.  ☐

Item 1.01	Entry into a Material Definitive Agreement.
On December 10, 2020, WisdomTree Commodity Services, LLC (the “Managing Owner”), on behalf of WisdomTree Continuous Commodity Index Fund (the “Fund”) entered into an Agreement and Plan of Reorganization (the “Plan”) with WisdomTree Trust, a Delaware statutory trust, on behalf of its series, WisdomTree Enhanced Commodity Strategy Fund (the “Acquiring Fund”), which Plan was approved by the Fund’s shareholders.
Pursuant to the Plan, the Fund will reorganize into and with the Acquiring Fund and each shareholder of the Fund will become a shareholder of the Acquiring Fund. The Plan provides for, among other things, the following actions in order to effectuate the Reorganization: (i) the Fund will redeem its interests in WisdomTree Continuous Commodity Index Master Fund (the “Master Fund”), and the Master Fund will liquidate its portfolio investments and pay the cash proceeds to the Fund in satisfaction of its redemption request; (ii) all of the assets of the Fund, which will consist of cash, will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (having an aggregate net asset value equal to the aggregate value of the assets that the Fund transferred to the Acquiring Fund) and the Acquiring Fund’s assumption of all of the Fund’s liabilities, if any, as set forth in the Plan; (iii) the Fund will then distribute those shares pro rata
to the Fund record shareholders, causing them to become shareholders of the Acquiring Fund; and (iv) the outstanding shares of the Fund held by Fund shareholders will then automatically be canceled and the Fund will be terminated and dissolved.
The Fund expects that the effective date of the Plan will occur as soon as all conditions precedent to the Plan have been satisfied or waived in accordance with the terms of the Plan and that the Fund’s pro rata
distribution of Acquiring Fund shares to the Fund’s record shareholders may occur as soon as December 21, 2020.
The foregoing is a summary of the material terms of the Plan. This summary highlights only certain substantive provisions of the Plan and is not intended to be a complete description of the Plan. This summary is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibits 2.1 and incorporated by reference herein. Defined terms not defined herein have the meaning set forth in the Plan.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

2.1	Agreement and Plan of Reorganization, dated December 10, 2020, by and between the WisdomTree Continuous Commodity Index Fund, a Delaware statutory trust, and WisdomTree Trust, a Delaware statutory trust, on behalf of its series, WisdomTree Enhanced Commodity Strategy Fund

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WISDOMTREE CONTINUOUS COMMODITY INDEX FUND

By: WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name:	Jeremy Schwartz
Title:	President and Chief Executive Officer

WISDOMTREE CONTINUOUS COMMODITY INDEX MASTER FUND

By: WisdomTree Commodity Services, LLC, its Managing Owner

By:	/s/ Jeremy Schwartz
Name:	Jeremy Schwartz
Title:	President and Chief Executive Officer
Date: December 11, 2020